UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2022

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On August 29, 2022, the Board of Directors of Enveric Biosciences, Inc. (the “Company”) determined that the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually by means of remote communication on or about October 28, 2022, or as otherwise set forth in the Company’s notice and proxy statement for the Annual Meeting. Stockholders of record of the Company’s common stock at the close of business on September 14, 2022 will be entitled to notice of, and to vote at, the Annual Meeting. The Company, however, reserves the right to change the record date prior to the Annual Meeting.

Because the date of the Annual Meeting is more than thirty days from the anniversary date of the 2021 Annual Meeting of Stockholders, which was held on September 14, 2021, the Company is providing revised deadlines for any stockholder proposal, including director nominations, intended to be considered for inclusion in the Company’s proxy statement for its Annual Meeting.

If you want the Company to consider including a proposal in its proxy statement for its Annual Meeting, you must deliver a copy of your proposal to the Company’s Secretary at its corporate office at 411 Hackensack Ave, Hackensack, New Jersey 07601, no later than September 12, 2022. The Company has determined such date to be a reasonable time before it expects to begin to print and distribute its proxy material prior to the Annual Meeting. The Company has also determined such date to be reasonable under the Bylaws and the rules under the Securities Exchange Act of 1934, as amended, and is hereby providing notice of the deadline for stockholder proposals to be included in the Company’s proxy statement for its Annual Meeting.

In addition to complying with the September 12, 2022 deadline for stockholder director nominations and stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the submitting stockholder must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware corporate law and the Company’s Bylaws in order to be eligible for inclusion in the proxy materials for the Annual Meeting. Any director nominations and stockholder proposals received after the September 12, 2022 deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the Annual Meeting.

Because the date of the 2022 Annual Meeting is not advanced by more than thirty days or delayed by more than sixty days from the anniversary date of the 2021 Annual Meeting of Stockholders, proposals for the Annual Meeting, including director nominations, that are not intended to be including in the Company’s Proxy Statement for the Annual Meeting, must have been delivered no earlier than May 23, 2022 and no later than the close of business on June 22, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2022	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker
Chief Executive Officer